Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Utilicraft Aerospace Industries, Inc. (the "Registrant") on Form 10-Q for the quarter ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Dupont, President and Chief Executive Officer of the Registrant, certify to the best of my knowledge, pursuant to 18 U.S.C. ss..1350, as adopted pursuant to ss..906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: November 19, 2008

By: /s/ John Dupont
    ---------------
 John Dupont,
 President and Chief Executive Officer